Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting
Segment Reporting
(15)	Segment Reporting

The Company adopted ASU 2023-07 during the year ended December 31, 2024 retrospectively to all periods presented in the consolidated financial statements. The Company has one reportable segment managed on a consolidated basis by the Chief Executive Officer (CEO) who is the chief operating decision maker (“CODM”). In identifying one reportable segment, the Company considered the basis of organization for the design and development of products and services that manage and treat obesity and metabolic disease.

The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The CODM assesses performance and decides how to allocate resources based on consolidated net loss as reported in the consolidated statements of operations and comprehensive loss. There are no other expense categories regularly provided to the CODM that are not already included in the consolidated statements of operations and comprehensive loss. The measure of segment assets is reported on the balance sheet as cash, cash equivalents and money market accounts.

Summary of segment net loss, including significant segment expenses were as follows:

	Year Ended December 31,
	2024	2023
Revenue	$8,006	$8,678
Less:
Cost of revenue	2,949	3,130
Sales and marketing	2,991	7,548
General and administrative	6,931	10,324
Research and development	1,803	2,315
Transaction costs	1,024	—
Impairment of long-lived assets	36	777
Gain on disposal of assets, net	—	(33)
Other income, net:	(637)	(4,048)
Income tax expense	39	52
Net loss	$(7,130)	$(11,387)